Supplemental Financial Information Q3 2013

EdR™

EdR celebrated on-time grand openings this fall at the University of Connecticut (above top), the University of Texas (right) and the University of Kentucky (far right.)
Other EdR on-time openings this Fall include Arizona State University – Downtown Campus, Penn State University, Saint Louis University and the University of Mississippi.

Table of Contents

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Leasing Results Summary	8

Same-Community Leasing Results	9

New-Community Leasing Results	13

Owned Community Projected 2014 New Supply and Demand Information	14

Owned Development Summary	16

Third-Party Development Summary	17

Capital Structure	18

Community Listing - Owned	19

Investor Relations	20

Definitions	21

Safe Harbor Statement	22

Third Quarter 2013

Financial Highlights

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended September 30,						Nine Months Ended September 30,
	2013		2012		$ Chg	% Chg	2013	2012	$ Chg	% Chg

Same-community revenue	$26,416		$26,136		$280	1.1%	$84,649	$84,574	$75	0.1%
Total community revenue	40,278		28,829		11,449	39.7%	118,970	88,872	30,098	33.9%
Total revenue	44,197		32,868		11,329	34.5%	131,810	99,227	32,583	32.8%

Same-community net operating income	9,155		9,341		(186)	(2.0)%	40,639	42,169	(1,530)	(3.6)%
Total community net operating income	15,830		10,216		5,614	55.0%	58,175	43,382	14,793	34.1%
Total operating income	505		(2,068)		2,573	NM	11,826	7,170	4,656	64.9%

Net Income	(4,462)		489		(4,951)	NM	2,679	3,633	(954)	(26.3)%
Per share - basic & diluted	(0.04)		—		(0.04)	NM	0.02	0.04	(0.02)	(50.0)%

Funds from operations (FFO)	7,061		4,159		2,902	69.8%	33,506	24,808	8,698	35.1%
Per weighted average share/unit (1)	0.06		0.04		0.02	50.0%	0.29	0.25	0.04	16.0%

Core funds from operations (Core FFO)	8,719		5,856		2,863	48.9%	39,629	30,086	9,543	31.7%
Per weighted average share/unit (1)	$0.08		$0.06		$0.02	33.3%	$0.34	$0.31	$0.03	9.7%

BALANCE SHEET DATA:
	9/30/2013		12/31/2012
Debt to gross assets	40.2%		31.7%
Net debt to enterprise value	39.4%		27.4%
Interest coverage ratio (TTM)	4.6	x	4.2	x
Net debt to EBITDA - Adjusted (TTM)	6.2	x	4.5	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

Third Quarter 2013	Page 1

Balance Sheet

(Amount in thousands, except share and per share data)	September 30, 2013	December 31, 2012
Assets	(unaudited)
Collegiate housing properties, net	$1,371,267	$1,061,002
Assets under development	74,179	159,264
Cash and cash equivalents	16,335	17,039
Restricted cash	10,552	6,410
Other assets	72,159	80,972
Total assets	$1,544,492	$1,324,687

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$434,705	$398,846
Unsecured revolving credit facility	268,900	79,000
Accounts payable and accrued expenses	62,479	57,123
Deferred revenue	28,173	17,964
Total liabilities	794,257	552,933

Commitments and contingencies	—	—

Redeemable noncontrolling interests	8,608	8,944

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 114,702,321 and 113,062,452 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	1,148	1,131
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	825,767	849,878
Accumulated deficit	(90,608)	(93,287)
Total EdR stockholders' equity	736,307	757,722
Noncontrolling interest	5,320	5,088
Total equity	741,627	762,810

Total liabilities and equity	$1,544,492	$1,324,687

(1) Amount is net of accumulated depreciation of $200,609 and $175,310 as of September 30, 2013 and December 31, 2012, respectively.

Third Quarter 2013	Page 2

Operating Results

(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30,			Nine Months Ended September 30,
	2013	2012	$ Change	2013	2012	$ Change
Revenues:
Collegiate housing leasing revenue	$40,278	$28,829	$11,449	$118,970	$88,872	$30,098
Third-party development consulting services	839	145	694	1,989	490	1,499
Third-party management services	918	879	39	2,710	2,451	259
Operating expense reimbursements	2,162	3,015	(853)	8,141	7,414	727
Total revenues	44,197	32,868	11,329	131,810	99,227	32,583
Operating expenses:
Collegiate housing leasing operations	24,448	18,613	5,835	60,795	45,490	15,305
Development and management services	1,826	1,493	333	5,224	4,756	468
General and administrative	1,628	1,635	(7)	5,344	5,292	52
Development pursuit and acquisition costs	81	216	(135)	349	609	(260)
Ground lease expense	1,833	1,696	137	5,631	4,716	915
Depreciation and amortization	11,714	8,268	3,446	34,500	23,780	10,720
Reimbursable operating expenses	2,162	3,015	(853)	8,141	7,414	727
Total operating expenses	43,692	34,936	8,756	119,984	92,057	27,927

Operating Income (Loss)	505	(2,068)	2,573	11,826	7,170	4,656

Nonoperating expenses:
Interest expense	4,569	3,354	1,215	12,478	10,941	1,537
Amortization of deferred financing costs	438	288	150	1,268	911	357
Interest income	(129)	(108)	(21)	(372)	(152)	(220)
Total nonoperating expenses	4,878	3,534	1,344	13,374	11,700	1,674

Loss before equity in (losses) of unconsolidated entities, income taxes and discontinued operations	(4,373)	(5,602)	1,229	(1,548)	(4,530)	2,982
Equity in (losses) of unconsolidated entities	(61)	(39)	(22)	(102)	(340)	238
Loss before income taxes and discontinued operations	(4,434)	(5,641)	1,207	(1,650)	(4,870)	3,220
Less: Income tax (benefit)	(32)	(638)	606	(269)	(1,117)	848
Loss from continuing operations	(4,402)	(5,003)	601	(1,381)	(3,753)	2,372
Income (loss) from discontinued operations	(80)	5,372	(5,452)	4,066	7,412	(3,346)
Net (loss) income	(4,482)	369	(4,851)	2,685	3,659	(974)
Less: Net income (loss) attributable to the noncontrolling interests	(20)	(120)	100	6	26	(20)
Net income (loss) attributable to Education Realty Trust, Inc.	$(4,462)	$489	$(4,951)	$2,679	$3,633	$(954)

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$(0.04)	$—	$(0.04)	$0.02	$0.04	$(0.02)

Weighted-average shares of common stock outstanding – basic and diluted	114,813	103,929		114,302	97,259

Third Quarter 2013	Page 3

Funds From Operations

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	$ Change	2013	2012	$ Change
Net income (loss) attributable to EdR	$(4,462)	$489	$(4,951)	$2,679	$3,633	$(954)

Gain on sale of collegiate housing assets	—	(5,255)	5,255	(3,895)	(5,427)	1,532
Real estate related depreciation and amortization	11,548	8,920	2,628	34,580	26,199	8,381
Equity portion of real estate depreciation and amortization on equity investees	48	53	(5)	144	178	(34)
Equity portion of loss on sale of student housing property on equity investees	—	—	—	—	88	(88)
Noncontrolling interests	(73)	(48)	(25)	(2)	137	(139)
Funds from operations ("FFO")	7,061	4,159	2,902	33,506	24,808	8,698

FFO adjustments:
Acquisition costs	(19)	155	(174)	280	609	(329)
Straight-line adjustment for ground leases (1)	1,217	1,062	155	4,024	3,208	816
FFO adjustments:	1,198	1,217	(19)	4,304	3,817	487

FFO on Participating Developments: (2)
Interest on loan to Participating Development	460	460	—	1,365	1,370	(5)
Development fees on Participating Development, net of costs and taxes	—	20	(20)	454	91	363
FFO on Participating Developments	460	480	(20)	1,819	1,461	358

Core funds from operations ("Core FFO")	$8,719	$5,856	$2,863	$39,629	$30,086	$9,543

FFO per weighted average share/unit (3)	$0.06	$0.04	$0.02	$0.29	$0.25	$0.04
Core FFO per weighted average share/unit (3)	$0.08	$0.06	$0.02	$0.34	$0.31	$0.03

Weighted-average shares/units (3)	115,850	104,996	10,854	115,339	98,336	17,003

(1)   This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2)   FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

Third Quarter 2013	Page 4

Community Operating Results

(Amounts in thousands, unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Revenues
Same-communities	$26,416	$26,136	$280	1.1%	$84,649	$84,574	$75	0.1%
New-communities	13,862	2,693	11,169	NM	34,321	4,298	30,023	NM
Total revenues	40,278	28,829	11,449	39.7%	118,970	88,872	30,098	33.9%

Operating expenses (1)
Same-communities	17,261	16,795	466	2.8%	44,010	42,405	1,605	3.8%
New-communities	7,187	1,818	5,369	NM	16,785	3,085	13,700	NM
Total operating expenses	24,448	18,613	5,835	31.3%	60,795	45,490	15,305	33.6%

Net operating income
Same-communities	9,155	9,341	(186)	(2.0)%	40,639	42,169	(1,530)	(3.6)%
New-communities	6,675	875	5,800	NM	17,536	1,213	16,323	NM
Total net operating income	$15,830	$10,216	$5,614	55.0%	$58,175	$43,382	$14,793	34.1%

(1) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

NOTE:See page 14 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.

Third Quarter 2013	Page 5

Community Statistics

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
Occupancy
Physical	88.7%	86.9%	180	bps	89.3%	90.2%	(90)	bps
Economic	75.5%	75.6%	(10)	bps	83.2%	85.6%	(240)	bps

NarPAB	$446	$407	9.6%		$482	$451	6.9%
Other income per avail. bed	$52	$48	8.3%		$44	$36	22.2%
RevPAB	$498	$455	9.5%		$526	$487	8.0%

Operating expense per bed	$302	$294	2.7%		$269	$249	8.0%

Operating margin	39.3%	35.4%	390	bps	48.9%	48.8%	10	bps

Design Beds	80,884	63,335	27.7%		226,086	182,543	23.9%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

Third Quarter 2013	Page 6

Same-Community Statistics

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
Occupancy
Physical	89.5%	88.5%	100	bps	89.2%	91.2%	(200)	bps
Economic	74.8%	75.4%	(60)	bps	82.6%	85.8%	(320)	bps

NarPAB	$413	$407	1.5%		$451	$450	0.1%
Other income per avail. bed	$41	$42	(2.4)%		$33	$33	—%
RevPAB	$454	$449	1.1%		$484	$483	0.1%

Operating expense per bed	$297	$289	2.8%		$252	$243	3.8%

Operating margin	34.7%	35.7%	(100)	bps	48.0%	49.9%	(190)	bps

Design Beds	58,154	58,154	—%		174,854	174,854	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds. In August, we reconfigured rooms at The Berk. This reduces design beds by 2 beds. These changes were made to the prior year so that information is comparable between periods.

Third Quarter 2013	Page 7

Summary Leasing Results

		Opening Occupancy		Year Over Year Change In
Community Type	Design Beds	2013	2012	Occupancy	Rate	Total Revenue

Same-Communities
Prior Year Occupancy Below 95% (Tier 1)	12,234	92.2%	85.4%	6.8%	0.3%	7.1%
Prior Year Occupancy 95% to 97.9% (Tier 2)	1,087	99.0%	96.0%	3.0%	3.4%	6.4%
Prior Year Occupancy 98% and Above (Tier 3)	7,440	96.5%	99.8%	(3.3)%	3.8%	0.5%
Total Same-Communities (1)	20,761	94.1%	91.1%	3.0%	2.0%	5.0%
Total New-Communities (2)	7,390	95.1%
Total	28,151	94.3%

(1) The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing processes for at least two leasing cycles.

(2) Excludes 3949 at Saint Louis University, which was damaged by fire in July 2012. Redevelopment of the community was completed in September 2013. At September 30, 2013, the community was 76.0% leased. Any business interruption losses related to occupancy below historical rates would be covered by insurance proceeds through next fall.

Third Quarter 2013	Page 8

Same-Communities Leasing Results

							Projected Rate Increase
			2013-2014		2012-2013
Community	Primary University	Design Beds	Leases	%	Leases	%
Prior Year Occupancy Below 95%
The Reserve at Athens	University of Georgia	612	612	100.0%	554	90.5%	4.9%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	509	90.6%	527	93.8%	4.8%
University Towers	North Carolina State University	889	842	94.7%	809	84.9%	2.8%
Campus Lodge	University of Florida	1,115	1,073	96.2%	1,053	94.4%	2.3%
GrandMarc at The Corner	University of Virginia	641	591	92.2%	574	89.5%	1.9%
College Station at West Lafayette	Purdue University	960	870	90.6%	752	78.3%	1.9%
Commons at Knoxville	University of Tennessee	708	708	100.0%	625	88.3%	1.1%
The Pointe at South Florida	University of South Florida	1,002	924	92.2%	916	91.4%	1.6%
The Reserve at Saluki Pointe	Southern Illinois University	768	735	95.7%	649	84.5%	0.9%
The Pointe at Western	Western Michigan University	876	786	89.7%	808	92.2%	(0.3)%
The Lofts	University of Central Florida	730	678	92.9%	675	92.5%	(0.6)%
The Reserve on South College	Auburn University	576	513	89.1%	523	90.8%	(0.4)%
The Avenue at Southern	Georgia Southern University	624	514	82.4%	478	76.6%	(0.4)%
The Reserve on West 31st	University of Kansas	720	597	82.9%	566	78.6%	(1.4)%
The Commons	Florida State University	732	653	89.2%	622	85.0%	(8.3)%
University Village Towers	University of California at Riverside	554	518	93.5%	277	50.0%	(10.2)%
The Berk	University of California at Berkeley	165	154	93.3%	98	58.7%	(10.5)%
Subtotal - Tier 1		12,234	11,277	92.2%	10,506	85.4%	0.3%

Prior Year Occupancy 95% to 97.9%
Campus West (ONE Plan)	Syracuse University	313	304	97.1%	303	96.8%	4.1%
East Edge	University of Alabama	774	772	99.7%	739	95.5%	2.8%
Subtotal - Tier 2		1,087	1,076	99.0%	1,042	96.0%	3.4%

Prior Year Occupancy 98% and Above
The Lotus	University of Colorado, Boulder	37	37	100.0%	37	100.0%	9.8%
Campus Creek	University of Mississippi	636	610	95.9%	636	100.0%	9.3%
The Reserve on Stinson	University of Oklahoma	612	548	89.5%	612	100.0%	5.8%
The Reserve on Perkins	Oklahoma State University	732	706	96.4%	726	99.2%	5.6%
Pointe West	University of South Carolina	480	479	99.8%	480	100.0%	4.8%
The Pointe	Pennsylvania State University	984	980	99.6%	983	99.9%	4.7%
Jefferson Commons	University of Virginia	82	82	100.0%	82	100.0%	3.8%
University Village on Colvin (ONE Plan)	Syracuse University	432	407	94.2%	432	100.0%	3.3%
Cape Trails	Southeast Missouri State University	360	359	99.7%	360	100.0%	3.2%
The Oaks on the Square - Phase I	University of Connecticut	253	253	100.0%	253	100.0%	3.2%
Wertland Square	University of Virginia	152	152	100.0%	152	100.0%	2.9%
Commons on Kinnear	The Ohio State University	502	502	100.0%	501	99.8%	2.9%
Players Club	Florida State University	336	336	100.0%	336	100.0%	2.7%
Carrollton Crossing	University of West Georgia	336	336	100.0%	336	100.0%	2.6%
River Pointe	University of West Georgia	504	459	91.1%	495	98.2%	2.5%
The Reserve at Columbia	University of Missouri	676	634	93.8%	676	100.0%	1.5%
Irish Row	University of Notre Dame	326	298	91.4%	326	100.0%	(2.7)%
Subtotal - Tier 3		7,440	7,178	96.5%	7,423	99.8%	3.8%

Total Same-Communities		20,761	19,531	94.1%	18,971	91.1%	2.0%

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds while historical calculations remain unchanged. In August, we reconfigured rooms at The Berk. This reduces design beds by 2 beds while historical calculations remain unchanged.

Third Quarter 2013	Page 9

Same-Communities Leasing Results by Occupancy Growth

			2013-2014		2012-2013		Change In
Community	Primary University	Design Beds	Leases	%	Leases	%	Occupancy	Rate	Total Revenue

University Village Towers	University of California at Riverside	554	518	93.5%	277	50.0%	43.5%	(10.2)%	33.3%
The Berk	University of California at Berkeley	165	154	93.3%	98	58.7%	34.6%	(10.5)%	24.1%
College Station at West Lafayette	Purdue University	960	870	90.6%	752	78.3%	12.3%	1.9%	14.2%
Commons at Knoxville	University of Tennessee	708	708	100.0%	625	88.3%	11.7%	1.1%	12.8%
The Reserve at Saluki Pointe	Southern Illinois University	768	735	95.7%	649	84.5%	11.2%	0.9%	12.1%
University Towers	North Carolina State University	889	842	94.7%	809	84.9%	9.8%	2.8%	12.6%
The Reserve at Athens	University of Georgia	612	612	100.0%	554	90.5%	9.5%	4.9%	14.4%
The Avenue at Southern	Georgia Southern University	624	514	82.4%	478	76.6%	5.8%	(0.4)%	5.4%
The Reserve on West 31st	University of Kansas	720	597	82.9%	566	78.6%	4.3%	(1.4)%	2.9%
The Commons	Florida State University	732	653	89.2%	622	85.0%	4.2%	(8.3)%	(4.1)%
East Edge	University of Alabama	774	772	99.7%	739	95.5%	4.2%	2.8%	7.0%
GrandMarc at The Corner	University of Virginia	641	591	92.2%	574	89.5%	2.7%	1.9%	4.6%
Campus Lodge	University of Florida	1,115	1,073	96.2%	1,053	94.4%	1.8%	2.3%	4.1%
The Pointe at South Florida	University of South Florida	1,002	924	92.2%	916	91.4%	0.8%	1.6%	2.4%
The Lofts	University of Central Florida	730	678	92.9%	675	92.5%	0.4%	(0.6)%	(0.2)%
Campus West (ONE Plan)	Syracuse University	313	304	97.1%	303	96.8%	0.3%	4.1%	4.4%
Commons on Kinnear	The Ohio State University	502	502	100.0%	501	99.8%	0.2%	2.9%	3.1%
The Oaks on the Square - Phase I	University of Connecticut	253	253	100.0%	253	100.0%	—%	3.2%	3.2%
Carrollton Crossing	University of West Georgia	336	336	100.0%	336	100.0%	—%	2.6%	2.6%
Jefferson Commons	University of Virginia	82	82	100.0%	82	100.0%	—%	3.8%	3.8%
Players Club	Florida State University	336	336	100.0%	336	100.0%	—%	2.7%	2.7%
The Lotus	University of Colorado, Boulder	37	37	100.0%	37	100.0%	—%	9.8%	9.8%
Wertland Square	University of Virginia	152	152	100.0%	152	100.0%	—%	2.9%	2.9%
Pointe West	University of South Carolina	480	479	99.8%	480	100.0%	(0.2)%	4.8%	4.6%
The Pointe	Pennsylvania State University	984	980	99.6%	983	99.9%	(0.3)%	4.7%	4.4%
Cape Trails	Southeast Missouri State University	360	359	99.7%	360	100.0%	(0.3)%	3.2%	2.9%
The Reserve on South College	Auburn University	576	513	89.1%	523	90.8%	(1.7)%	(0.4)%	(2.1)%
The Pointe at Western	Western Michigan University	876	786	89.7%	808	92.2%	(2.5)%	(0.3)%	(2.8)%
The Reserve on Perkins	Oklahoma State University	732	706	96.4%	726	99.2%	(2.8)%	5.6%	2.8%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	509	90.6%	527	93.8%	(3.2)%	4.8%	1.6%
Campus Creek	University of Mississippi	636	610	95.9%	636	100.0%	(4.1)%	9.3%	5.2%
University Village on Colvin (ONE Plan)	Syracuse University	432	407	94.2%	432	100.0%	(5.8)%	3.3%	(2.5)%
The Reserve at Columbia	University of Missouri	676	634	93.8%	676	100.0%	(6.2)%	1.5%	(4.7)%
River Pointe	University of West Georgia	504	459	91.1%	495	98.2%	(7.1)%	2.5%	(4.6)%
Irish Row	University of Notre Dame	326	298	91.4%	326	100.0%	(8.6)%	(2.7)%	(11.3)%
The Reserve on Stinson	University of Oklahoma	612	548	89.5%	612	100.0%	(10.5)%	5.8%	(4.7)%

Total Same-Communities		20,761	19,531	94.1%	18,971	91.1%	3.0%	2.0%	5.0%

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds while historical calculations remain unchanged. In August, we reconfigured rooms at The Berk. This reduces design beds by 2 beds while historical calculations remain unchanged.

Third Quarter 2013	Page 10

Same-Communities Leasing Results by Rate Growth

			2013-2014		2012-2013		Change In
Community	Primary University	Design Beds	Leases	%	Leases	%	Occupancy	Rate	Total Revenue

The Lotus	University of Colorado, Boulder	37	37	100%	37	100.0%	—%	9.8%	9.8%
Campus Creek	University of Mississippi	636	610	95.9%	636	100.0%	(4.1)%	9.3%	5.2%
The Reserve on Stinson	University of Oklahoma	612	548	89.5%	612	100.0%	(10.5)%	5.8%	(4.7)%
The Reserve on Perkins	Oklahoma State University	732	706	96.4%	726	99.2%	(2.8)%	5.6%	2.8%
The Reserve at Athens	University of Georgia	612	612	100.0%	554	90.5%	9.5%	4.9%	14.4%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	509	90.6%	527	93.8%	(3.2)%	4.8%	1.6%
Pointe West	University of South Carolina	480	479	99.8%	480	100.0%	(0.2)%	4.8%	4.6%
The Pointe	Pennsylvania State University	984	980	99.6%	983	99.9%	(0.3)%	4.7%	4.4%
Campus West (ONE Plan)	Syracuse University	313	304	97.1%	303	96.8%	0.3%	4.1%	4.4%
Jefferson Commons	University of Virginia	82	82	100.0%	82	100.0%	—%	3.8%	3.8%
University Village on Colvin (ONE Plan)	Syracuse University	432	407	94.2%	432	100.0%	(5.8)%	3.3%	(2.5)%
The Oaks on the Square - Phase I	University of Connecticut	253	253	100.0%	253	100.0%	—%	3.2%	3.2%
Cape Trails	Southeast Missouri State University	360	359	99.7%	360	100.0%	(0.3)%	3.2%	2.9%
Wertland Square	University of Virginia	152	152	100.0%	152	100.0%	—%	2.9%	2.9%
Commons on Kinnear	The Ohio State University	502	502	100.0%	501	99.8%	0.2%	2.9%	3.1%
East Edge	University of Alabama	774	772	99.7%	739	95.5%	4.2%	2.8%	7.0%
University Towers	North Carolina State University	889	842	94.7%	809	84.9%	9.8%	2.8%	12.6%
Players Club	Florida State University	336	336	100.0%	336	100.0%	—%	2.7%	2.7%
Carrollton Crossing	University of West Georgia	336	336	100.0%	336	100.0%	—%	2.6%	2.6%
River Pointe	University of West Georgia	504	459	91.1%	495	98.2%	(7.1)%	2.5%	(4.6)%
Campus Lodge	University of Florida	1,115	1,073	96.2%	1,053	94.4%	1.8%	2.3%	4.1%
GrandMarc at The Corner	University of Virginia	641	591	92.2%	574	89.5%	2.7%	1.9%	4.6%
College Station at West Lafayette	Purdue University	960	870	90.6%	752	78.3%	12.3%	1.9%	14.2%
The Pointe at South Florida	University of South Florida	1,002	924	92.2%	916	91.4%	0.8%	1.6%	2.4%
The Reserve at Columbia	University of Missouri	676	634	93.8%	676	100.0%	(6.2)%	1.5%	(4.7)%
Commons at Knoxville	University of Tennessee	708	708	100.0%	625	88.3%	11.7%	1.1%	12.8%
The Reserve at Saluki Pointe	Southern Illinois University	768	735	95.7%	649	84.5%	11.2%	0.9%	12.1%
The Pointe at Western	Western Michigan University	876	786	89.7%	808	92.2%	(2.5)%	(0.3)%	(2.8)%
The Avenue at Southern	Georgia Southern University	624	514	82.4%	478	76.6%	5.8%	(0.4)%	5.4%
The Reserve on South College	Auburn University	576	513	89.1%	523	90.8%	(1.7)%	(0.4)%	(2.1)%
The Lofts	University of Central Florida	730	678	92.9%	675	92.5%	0.4%	(0.6)%	(0.2)%
The Reserve on West 31st	University of Kansas	720	597	82.9%	566	78.6%	4.3%	(1.4)%	2.9%
Irish Row	University of Notre Dame	326	298	91.4%	326	100.0%	(8.6)%	(2.7)%	(11.3)%
The Commons	Florida State University	732	653	89.2%	622	85.0%	4.2%	(8.3)%	(4.1)%
University Village Towers	University of California at Riverside	554	518	93.5%	277	50.0%	43.5%	(10.2)%	33.3%
The Berk	University of California at Berkeley	165	154	93.3%	98	58.7%	34.6%	(10.5)%	24.1%

Total Same-Communities		20,761	19,531	94.1%	18,971	91.1%	3.0%	2.0%	5.0%

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds while historical calculations remain unchanged. In August, we reconfigured rooms at The Berk. This reduces design beds by 2 beds while historical calculations remain unchanged.

Third Quarter 2013	Page 11

Same-Communities Leasing Update Sorted by Total Revenue

			2013-2014		2012-2013		Change In
Community	Primary University	Design Beds	Leases	%	Leases	%	Occupancy	Rate	Total Revenue

University Village Towers	University of California at Riverside	554	518	93.5%	277	50.0%	43.5%	(10.2)%	33.3%
The Berk	University of California at Berkeley	165	154	93.3%	98	58.7%	34.6%	(10.5)%	24.1%
The Reserve at Athens	University of Georgia	612	612	100.0%	554	90.5%	9.5%	4.9%	14.4%
College Station at West Lafayette	Purdue University	960	870	90.6%	752	78.3%	12.3%	1.9%	14.2%
University Towers	North Carolina State University	889	842	94.7%	809	84.9%	9.8%	2.8%	12.6%
Commons at Knoxville	University of Tennessee	708	708	100.0%	625	88.3%	11.7%	1.1%	12.8%
The Reserve at Saluki Pointe	Southern Illinois University	768	735	95.7%	649	84.5%	11.2%	0.9%	12.1%
The Lotus	University of Colorado, Boulder	37	37	100.0%	37	100.0%	—%	9.8%	9.8%
East Edge	University of Alabama	774	772	99.7%	739	95.5%	4.2%	2.8%	7.0%
The Avenue at Southern	Georgia Southern University	624	514	82.4%	478	76.6%	5.8%	(0.4)%	5.4%
Campus Creek	University of Mississippi	636	610	95.9%	636	100.0%	(4.1)%	9.3%	5.2%
GrandMarc at The Corner	University of Virginia	641	591	92.2%	574	89.5%	2.7%	1.9%	4.6%
Pointe West	University of South Carolina	480	479	99.8%	480	100.0%	(0.2)%	4.8%	4.6%
Campus West (ONE Plan)	Syracuse University	313	304	97.1%	303	96.8%	0.3%	4.1%	4.4%
The Pointe	Pennsylvania State University	984	980	99.6%	983	99.9%	(0.3)%	4.7%	4.4%
Campus Lodge	University of Florida	1,115	1,073	96.2%	1,053	94.4%	1.8%	2.3%	4.1%
Jefferson Commons	University of Virginia	82	82	100.0%	82	100.0%	—%	3.8%	3.8%
The Oaks on the Square - Phase I	University of Connecticut	253	253	100.0%	253	100.0%	—%	3.2%	3.2%
Commons on Kinnear	The Ohio State University	502	502	100.0%	501	99.8%	0.2%	2.9%	3.1%
Cape Trails	Southeast Missouri State University	360	359	99.7%	360	100.0%	(0.3)%	3.2%	2.9%
The Reserve on West 31st	University of Kansas	720	597	82.9%	566	78.6%	4.3%	(1.4)%	2.9%
Wertland Square	University of Virginia	152	152	100.0%	152	100.0%	—%	2.9%	2.9%
The Reserve on Perkins	Oklahoma State University	732	706	96.4%	726	99.2%	(2.8)%	5.6%	2.8%
Players Club	Florida State University	336	336	100.0%	336	100.0%	—%	2.7%	2.7%
Carrollton Crossing	University of West Georgia	336	336	100.0%	336	100.0%	—%	2.6%	2.6%
The Pointe at South Florida	University of South Florida	1,002	924	92.2%	916	91.4%	0.8%	1.6%	2.4%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	509	90.6%	527	93.8%	(3.2)%	4.8%	1.6%
The Lofts	University of Central Florida	730	678	92.9%	675	92.5%	0.4%	(0.6)%	(0.2)%
The Reserve on South College	Auburn University	576	513	89.1%	523	90.8%	(1.7)%	(0.4)%	(2.1)%
University Village on Colvin (ONE Plan)	Syracuse University	432	407	94.2%	432	100.0%	(5.8)%	3.3%	(2.5)%
The Pointe at Western	Western Michigan University	876	786	89.7%	808	92.2%	(2.5)%	(0.3)%	(2.8)%
The Commons	Florida State University	732	653	89.2%	622	85.0%	4.2%	(8.3)%	(4.1)%
River Pointe	University of West Georgia	504	459	91.1%	495	98.2%	(7.1)%	2.5%	(4.6)%
The Reserve on Stinson	University of Oklahoma	612	548	89.5%	612	100.0%	(10.5)%	5.8%	(4.7)%
The Reserve at Columbia	University of Missouri	676	634	93.8%	676	100.0%	(6.2)%	1.5%	(4.7)%
Irish Row	University of Notre Dame	326	298	91.4%	326	100.0%	(8.6)%	(2.7)%	(11.3)%

Total Same-Communities		20,761	19,531	94.1%	18,971	91.1%	3.0%	2.0%	5.0%

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds while historical calculations remain unchanged. In August, we reconfigured rooms at The Berk. This reduces design beds by 2 beds while historical calculations remain unchanged.

Third Quarter 2013	Page 12

New-Community Leasing Results

			2013-2014
Community	Primary University	Design Beds	Leases	%
2013 Developments
2400 Nueces (ONE Plan)	University of Texas at Austin	622	653	105.0%
Central Hall I & II (ONE Plan)	University of Kentucky	601	601	100.0%
The Oaks on the Square Ph II	University of Connecticut	250	250	100.0%
The Retreat at Oxford	University of Mississippi	668	668	100.0%
Roosevelt Point	Arizona State University - Downtown Phoenix	609	370	60.8%
Total 2013 Developments		2,750	2,542	92.4%

2013 Acquisitions
The Cottages on Lindberg	Purdue University	745	745	100.0%
The Retreat at State College	Pennsylvania State University	587	587	100.0%
Total 2013 Acquisitions		1,332	1,332	100.0%
Total 2013 Developments and Acquisitions		4,082	3,874	94.9%

2012 Acquisitions
Campus Village	Michigan State University	355	355	100.0%
The Province	East Carolina University	728	724	99.5%
The Suites at Overton Park	Texas Tech University	465	455	97.8%
The Province	Kent State University	596	581	97.5%
The Centre at Overton Park	Texas Tech University	400	368	92.0%
The District on 5th	University of Arizona	764	671	87.8%
Total 2012 Acquisitions		3,308	3,154	95.3%

Total New-Communities		7,390	7,028	95.1%

Note: Excludes 3949 at Saint Louis University, which was damaged by fire in July 2012. Redevelopment of the community was completed in September 2013. At September 30, 2013, the community was 76.0% leased. Any business interruption losses related to occupancy below historical rates would be covered by insurance proceeds through next fall.

Third Quarter 2013	Page 13

Owned Community Projected 2014 New Supply and Demand Information

Owned Community Projected 2014 New Supply and Demand Information by Region

Region	Owned Beds (1)	Percentage of Owned Beds (1)	Pro Forma EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2014 New Supply %	Variance
West	2,331	7%	8%	1.5%	1.7%	0.2%
Mid Atlantic	5,811	18%	27%	1.2%	1.2%	—%
North	5,128	16%	12%	0.2%	0.9%	0.7%
South Central	7,043	21%	23%	1.7%	2.5%	0.8%
South East	8,363	25%	20%	2.1%	3.3%	1.2%
Mid West	4,238	13%	10%	1.7%	3.1%	1.4%
Total	32,914	100%	100%	1.4%	2.2%	0.8%

Region	Anticipated 2014 Enrollment Growth(2)	2014 Supply Growth	Variance
West	2,710	3,004	294
Mid Atlantic	2,029	2,101	72
North	576	1,684	1,108
South Central	2,871	3,875	1,004
South East	7,395	10,758	3,363
Mid West	2,998	5,006	2,008
Total	18,579	26,428	7,849

NOTE: Schedule represents all markets served by EdR communities and includes all announced developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2013 forecasted net operating income with proforma adjustments for 2014 developments and developments or acquisitions that have been operating less than 12 months.

(2) Extrapolated from 2012 enrollment statistics from Nation Center of Education Statistics using the previous 3-year enrollment growth percentage.

Third Quarter 2013	Page 14

Owned Community Projected 2014 New Supply and Demand Information

Projected 2014 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	9	21%	7,447	23%	20%
0.1% to 1.0%	8	19%	4,732	14%	21%
1.0% - 3.0%	9	21%	5,816	18%	17%
3.0% - 5.0%	13	30%	11,573	35%	34%
> 5.0%	4	9%	3,346	10%	8%
Total	43	100%	32,914	100%	100%

University Markets with > 5% Increase in 2014 New Supply

University	New Supply Increase	Pro Forma EdR NOI %(1)
University of West Georgia	9.3%	1.6%
Florida State University/Florida A&M University	6.1%	1.7%
University of Tennessee	5.5%	2.0%
University of Central Florida	5.2%	2.5%
		7.8%

NOTE: Schedule represents all markets served by EdR communities and includes all announced developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2013 forecasted net operating income with proforma adjustments for 2014 developments and developments or acquisitions that have been operating less than 12 months.

Third Quarter 2013	Page 15

Owned Development Summary

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Colorado - The Lotus	Wholly Owned	202	In progress	Summer 2014	20,830	100%	20,830	10,179
University of Kentucky - Haggin Hall I	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	21,193
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	28,560
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	14,976
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	29,428
University of Minnesota - The Marshall	Joint Venture	882	In progress	Summer 2014	94,044	50%	47,022	30,823
Duke University - 605 West	Joint Venture	384	In progress	Summer 2014	46,133	90%	41,520	31,039
University of Connecticut - Storrs Center Ph III	Wholly Owned	116	In progress	Summer 2014	12,819	100%	12,819	9,325
Total - 2014 Deliveries		3,965			311,851		260,216	175,523

University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	101,172	100%	101,172	98,141
Total - 2015 Deliveries		1,610			101,172		101,172	98,141
Total Active Projects		5,575			413,023		361,388	273,664

Presale
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Purchase Price
Florida International University	Presale	542	In progress	Summer 2014	43,500

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our private equity program for universities, which allows universities to use the EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

Third Quarter 2013	Page 16

Third-Party Development Summary

(Amounts in thousands except bed counts)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year(1)	Fees Earned Nine Months Ended September 30, 2013(1)	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	Fall 2013	$47,901	$1,781	$417	$1,224	$140
East Stroudsburg University - Pennsylvania Ph II	488	TBD	TBD	TBD	TBD	—	—	—
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	54,492	2,069	—	—	2,069
West Chester University of Pennsylvania Phase II	653	In progress	Summer 2014	56,639	1,499	—	577	922
Wichita State University	784	In progress	Summer 2014	60,034	1,902	—	121	1,781
Total	3,337			$219,066	$7,251	$417	$1,922	$4,912

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

Third Quarter 2013	Page 17

Capital Structure

as of September 30, 2013
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$701,119			Net Debt (1)	$684,784
Gross Assets (2)	$1,745,101			Market Equity (3)	1,054,238
Debt to Gross Assets	40.2%			Enterprise Value	$1,739,022

Interest coverage (TTM)	4.6	x		Net Debt to Enterprise Value	39.4%
Net Debt to EBITDA - Adjusted (TTM) (4)	6.2	x

Total Debt Outstanding (1)
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	Percentage	to Maturity
Fixed Rate - Mortgage Debt (1)	$227,948	5.6%	32.5%	3.6	years
Variable Rate - Mortgage Debt	69,861	3.6%	9.9%	4.6	years
Variable Rate - Construction Debt	134,410	2.4%	19.2%	1.5	years
Variable Rate - Unsecured Revolving Credit Facility (5)	268,900	1.6%	38.4%	3.3	years
Total / Weighted Average	$701,119	3.3%	100.0%	3.2	years

Future Maturities (1)
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2013	$1,090	$—	$1,090	0.3%
2014	4,381	54,890	59,271	13.7%
2015	4,757	96,080	100,837	23.3%
2016	3,291	122,088	125,379	29.0%
2017	2,286	37,528	39,814	9.2%
Thereafter	3,741	102,087	105,828	24.5%
Mortgage Debt (1)	19,546	412,673	432,219	100.0%
Unsecured Revolving Credit Facility - 2017 (5)	—	—	268,900
Gross Debt (1)	$19,546	$412,673	$701,119

(1) Excludes unamortized debt premium of $2.5 million as of September 30, 2013.
(2) Excludes accumulated depreciation of $200.6 million as of September 30, 2013.
(3) Market equity includes 114,812,693 shares of the Company's common stock and 1,037,600 operating partnership units and is calculated using $9.10 per share, the closing price of the Company's common stock on September 30, 2013.

(4) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt, In the calculation, Net Debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that have been opened as if such had occurred at the beginning of the 12 month period being presented.

(5) Subsequent to September 30, 2013, the Unsecured Revolving Credit Facility was expanded from $375 million to $500 million. At the the same time the term was extended to 2018 and other terms, including interest rate spreads were amended.

Third Quarter 2013	Page 18

Community Listing - Owned

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds
Players Club	Florida State University	Jan ’05	336	Jefferson Commons	University of Virginia	Mar ’11	82
The Commons	Florida State University	Jan ’05	732	The Berk	University of California, Berkeley	May ’11	165
University Towers	North Carolina State University	Jan ’05	889	University Village Towers	University of California, Riverside	Sept '11	554
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Irish Row	University of Notre Dame	Nov '11	326
The Pointe	Pennsylvania State University	Jan ’05	984	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
College Station at West Lafayette	Purdue University	Jan ’05	960	The Reserve on Stinson	University of Oklahoma	Jan '12	612
Commons on Kinnear	The Ohio State University	Jan ’05	502		Total Same-Communities		19,384
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612	Campus West (ONE Plan)	Syracuse University	Aug '12	313
The Reserve on West 31st	University of Kansas	Jan ’05	720	East Edge	University of Alabama	Aug '12	774
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Oaks on the Square - Ph I	University of Connecticut	Aug '12	253
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	The Lotus	University of Colorado, Boulder	Nov '11	37
Commons at Knoxville	University of Tennessee	Jan ’05	708	The Province	East Carolina University	Sept '12	728
The Pointe at Western	Western Michigan University	Jan ’05	876	The District on 5th	University of Arizona	Oct '12	764
Campus Creek	University of Mississippi	Feb ’05	636	Campus Village	Michigan State University	Oct '12	355
Pointe West	University of South Carolina	Mar ’05	480	The Province	Kent State University	Nov '12	596
Campus Lodge	University of Florida	Jun ’05	1,115	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Reserve on South College	Auburn University	Jul ’05	576	The Centre at Overton Park	Texas Tech University	Dec '12	400
Cape Trails	Southeast Missouri State University	Jan ’06	360	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	622
Carrollton Crossing	University of West Georgia	Jan ’06	336	3949	Saint Louis University	Aug '13	256
River Pointe	University of West Georgia	Jan ’06	504	Central Hall I & II (ONE Plan)	University of Kentucky	Aug '13	601
The Avenue at Southern	Georgia Southern University	Jun ’06	624	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Oaks on the Square - Ph II	University of Connecticut	Aug '13	250
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Retreat at Oxford	University of Mississippi	Aug '13	668
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Cottages on Lindberg	Purdue University	Sept '13	745
Wertland Square	University of Virginia	Mar ’11	152	The Retreat at State College	Pennsylvania State University	Sept '13	587
					Total New-Communities		9,023
					Total Owned-Communities		28,407

Third Quarter 2013	Page 19

Investor Relations

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782	pposkon@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

Third Quarter 2013	Page 20

Definitions

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP
U.S. generally accepted accounting principles.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

Third Quarter 2013	Page 21

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

Third Quarter 2013	Page 22